EXHIBIT 10.1



Revised Transaction
Cirrus Logic Inc.
Attention:  Robert Fay
Telephone:  512-912-3864
Facsimile:  512-445-6332
Master Number:  021400CILO
LBF Reference Number:  N00020269
Global Deal Id:  47442
Effort Id:  112647
Dear Sir or Madam:

The purpose of this revised letter agreement (this "Confirmation") is to confirm the terms and conditions of the Option Transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions (the "Swap Definitions") and the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions", and together with the Swap Definitions, the "Definitions"), in each case as published by the International Swaps and Derivatives Association, Inc. ("ISDA")) are incorporated into this Confirmation. In the event of any inconsistency between the Swap Definitions and the Equity Definitions, the Equity Definitions will govern. In the event if any inconsistency between either set of Definitions and this Confirmation, this Confirmation will govern.
This Confirmation evidences a complete binding agreement between Lehman Brothers Finance S.A. ("Party A") and Cirrus Logic Inc. ("Party B") as to the terms of the Transaction to which this Confirmation relates. In addition, you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement (the "Master Agreement") in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form"), with such modifications as you and we will in good faith agree. Upon the execution by you and us of such an agreement, this Confirmation will supplement, form a part of, and be subject to that agreement that will govern all Transactions entered into between Party A and Party B. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below. Until we execute and deliver that agreement, this Confirmation, together with all other documents (each a "Confirmation") confirming transactions entered into between us and referring to the ISDA Form, shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule) on the Trade Date of the first such transaction between us. In the event of any inconsistency between the provisions of that agreement, or the Master Agreement when executed, and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.
The terms of the Transaction to which this Confirmation relates are as follows:
General Terms:

Agent:
Lehman Brothers Inc. ("LBI") is acting as agent
on behalf of Party A for this Transaction.  LBI
has no obligations, by guarantee, endorsement or
otherwise, with respect to the performance of
this Transaction by Party A.
Trade Date:
February 11, 2000
Option Style:
European
Option Type:
Call
Seller:
Party B
Buyer:
Party A
Shares:
Phone.com, Inc. (the "Issuer") (ticker symbol:
PHCM)
Number of
Options:
112,500
Option
Entitlement:
1 Share(s) per Option
Multiple
Exercise:
Inapplicable
Strike Price:
USD110
Premium:
USD2,647,732.50
Premium Payment
Date:
Party A shall deliver the Premium to Party B on the earlier of (i) the Expiration Date; or (ii) the date on which Party B delivers the Independent Amount to Party A (estimated to be no later than February 15, 2000)
Exchange(s):
Nasdaq NMS
Related
Exchange(s):
Not Applicable
Clearance
System:
The relevant Clearance System for the Shares
Procedure for
Exercise:

Expiration
Time:
The Valuation Time
Expiration
Date:
March 23, 2000
Automatic
Exercise:
Applicable
Reference
Price:
The last traded price per Share quoted by the Exchange.
Settlement
Terms:

Physical
Settlement:
Applicable
Failure to
Deliver:
Applicable
Dividends:
If, at any time during the period from and including the Trade Date to but excluding the Expiration Date, an ex-dividend date occurs with respect to the Shares, then the cash dividend amount corresponding to that ex-dividend date shall accrue interest at the prevailing LIBOR rate with a designated maturity which most closely approximates the number of days from and including the ex-dividend date to and including the Expiration Date, and shall be added to the Settlement Price.
Adjustments:

Method of
Adjustment:
Calculation Agent Adjustment
Extraordinary
Events:

Consequences
of Merger
Events:

(a)  Share-
for-Share:
Alternative Obligation or Cancellation and
Payment, at Party A's discretion, and Party A shall notify Party B of its election no later than two (2) Business Days prior to the Merger
Date.
(b)  Share-
for-Other:
Cancellation and Payment
(c)  Share-
for-Combined:
Cancellation and Payment with respect to the Other Consideration, and with respect to the New
Shares, Alternative Obligation or Cancellation and Payment, at Party A's discretion, and Party A shall notify Party B of its election no later than two (2) Business Days prior to the Merger
Date.
Nationalization
or Insolvency:
Cancellation and Payment

Collateral:
Party A and Party B agree that this provision is a Pledge Agreement between them with respect to this Transaction until the execution of a pledge agreement with respect to all Transactions in the form of an ISDA Credit Support Annex to the Agreement.
Paragraphs one through twelve of the Credit
Support Annex are hereby incorporated by reference herein except to the extent such provision is affected by an election of paragraph
13 not set forth herein.
Independent
Amount:
On February 15, 2000, Party B shall deliver to
Party A, as the Independent Amount for this Transaction, registered, freely tradable Shares in an amount equal to the Number of Options multiplied by the Option Entitlement.
Notwithstanding any provision to the contrary contained in the Agreement, Party A shall have no obligation to return the shares posted as the Independent Amount to Party B until this
Transaction is fully and finally terminated.
Failure by Party B to deliver the Independent
Amount to Party A by February 15, 2000 shall constitute an Additional Termination Event under the Agreement, with Party B as the sole Affected
Party.
Rehypothecation:
Party B hereby agrees that Party A shall have the right, after February 15, 2000, to use the Collateral pledged and delivered by Party B hereunder in the manner set forth in Paragraph
6(c) of the 1994 ISDA Credit Support Annex to the
Agreement. Party B acknowledges that Party A and its affiliates may realize profits or other benefits in connection with transactions involving the Collateral authorized under this section and agrees that Party A shall not be accountable to Party B therefor.
Other
Provisions:

Party B
Representatio
ns:
Party B represents that (i) it is not entering into this Transaction on behalf of or for the accounts of any other person or entity, and will not transfer or assign its obligations under this Transaction or any portion of such obligations to any other person or entity except in compliance with applicable laws and the terms of this Transaction; (ii) it has provided to LBI, as agent for Party A, financial and other information concerning its investment objectives and risk tolerance, which information is contained in its LBI account documentation, and has not been rendered misleading or obsolete;
(iii) it understands that this Transaction is subject to complex risks which may arise without warning, may at times be volatile, and that losses may occur quickly and in unanticipated magnitude; (iv) it is authorized to enter into this Transaction and such action does not violate any laws of its jurisdiction of organization or residence (including, but not limited to, any applicable position or exercise limits set by any self-regulatory organization, either acting alone or in concert with others) or the terms of any agreement to which it is a party; (v) it has consulted with its legal advisor(s) and has reached its own conclusions about this Transaction, and any legal, regulatory, tax, accounting or economic consequences arising from this Transaction; and (vi) it has concluded that this Transaction is suitable in light of its own investment objectives, financial capabilities and expertise.

Party B further represents that (a) it is not an "affiliate" of the Issuer, as such term is defined in Regulation 230.144(a)(1) under the Securities Act of 1933, nor is it a counterparty entering into this Transaction on behalf of the Issuer or any affiliate thereof; and (b) it is not entering into this Transaction while in possession of material non-public information concerning the business, operations or prospects of the Issuer(s).

"Material" information for these purposes is any information to which an investor would reasonably attach importance in reaching a decision to buy, sell or hold any securities of the Issuer(s).

Neither Party A nor any of its affiliates has
advised Party B with respect to any legal,
regulatory, tax, accounting or economic
consequences arising from this  Transaction, and
neither Party A nor any of its affiliates is
acting as agent (other than LBI as dual agent if
specified above), or advisor for Party B in
connection with this Transaction.
Assignment
Provision:
Notwithstanding any terms or conditions set forth
herein to the contrary, at any time from and
including the Trade Date to but excluding the
Exercise Date, Party B may instruct Party A to
assign this Transaction to Lehman Brothers Inc.
or its permitted assigns ("LBI"), in accordance
with the attached form of instruction or other
similar form, and Party A hereby undertakes to
transfer to LBI, before exercise, its contractual
obligations hereunder, including any and all
obligations related to the settlement of this
Transaction.  Party A shall be released from any
and all obligations to Party B hereunder upon
LBI's acceptance of such obligations pursuant to
the assignment effected at Party B's instruction.
Offices:
Inapplicable
Governing
Law:
The laws of the State of New York (without
reference to choice of law doctrine)
Transfer:
Neither party may transfer this Transaction, in
whole or in part, without the prior written
consent of the non-transferring party, which
consent shall not be unreasonably withheld.  In
addition, either party may assign this
Transaction to an affiliated entity of such party
whose obligations in respect of such assignment
are guaranteed by the transferor party, or, if
the transferor's obligations under this
Transaction are guaranteed, by the guarantor of
such transferor party's obligations.
Notwithstanding the foregoing, any assignment
hereunder shall not be permitted if, as a result
thereof, a payment becomes subject to any
deduction or withholding for or on account of any
tax which would not have arisen had such
assignment not been effected.
Calculation Agent:   LBI, whose determinations and calculations shall be
binding in the absence of manifest error.
Party A agrees to provide the following Credit Support Document:
Guarantee of Lehman Brothers Holdings Inc. (unconditional guarantee to Party B of the due and punctual payment of all amounts payable by Party A under this Transaction as such payments become due and payable).
Party B agrees to execute the following Credit Support Document: Credit Support Annex

"THE SECURITIES REPRESENTED BY THE CONFIRMATION HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES
SECURITIES ACT OF 1933 OR ANY OTHER UNITED STATES FEDERAL OR STATE SECURITIES LAWS; SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE
TRANSFERRED IN THE ABSENCE OF APPROPRIATE REGISTRATION UNDER SUCH
SECURITIES LAWS OR EXCEPT IN A TRANSACTION EXEMPT FROM OR NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF SUCH SECURITIES LAWS."

Please confirm your agreement with the foregoing by executing this Confirmation and returning it to us at facsimile number 201-524-2080,
Attention: Documentation.

Yours sincerely,        Confirmed as of the date first
above written:
LEHMAN BROTHERS FINANCE S.A.    CIRRUS LOGIC INC.




 By:
________________________
 Name:
 Title:



Execution time will be furnished upon Counterparty's written request.

Revised 06-Mar-00





As of February 18, 2000
Transaction
Cirrus Logic Inc.
Attention:  Robert Fay
Telephone:  512-912-3864
Facsimile:  512-445-6332
Master Number:  021400CILO
LBF Reference Number:  N00020303
Global Deal Id:  48132
Effort Id:  111690
Dear Sir or Madam:

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Option Transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions (the "Swap Definitions") and the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions", and together with the Swap Definitions, the "Definitions"), in each case as published by the International Swaps and Derivatives Association, Inc. ("ISDA")) are incorporated into this Confirmation. In the event of any inconsistency between the Swap Definitions and the Equity Definitions, the Equity Definitions will govern. In the event if any inconsistency between either set of Definitions and this Confirmation, this Confirmation will govern.
This Confirmation evidences a complete binding agreement between Lehman Brothers Finance S.A. ("Party A") and Cirrus Logic Inc. ("Party B") as to the terms of the Transaction to which this Confirmation relates. In addition, you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement (the "Master Agreement") in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form"), with such modifications as you and we will in good faith agree. Upon the execution by you and us of such an agreement, this Confirmation will supplement, form a part of, and be subject to that agreement that will govern all Transactions entered into between Party A and Party B. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below. Until we execute and deliver that agreement, this Confirmation, together with all other documents (each a "Confirmation") confirming transactions entered into between us and referring to the ISDA Form, shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule) on the Trade Date of the first such transaction between us. In the event of any inconsistency between the provisions of that agreement, or the Master Agreement when executed, and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.
The terms of the Transaction to which this Confirmation relates are as follows:
General Terms:

Agent:
Lehman Brothers Inc. ("LBI") is acting as agent
on behalf of Party A for this Transaction.  LBI
has no obligations, by guarantee, endorsement or
otherwise, with respect to the performance of
this Transaction by Party A.
Trade Date:
February 18, 2000
Option Style:
European
Option Type:
Call
Seller:
Party B
Buyer:
Party A
Shares:
Phone.com, Inc. (the "Issuer") (ticker symbol:
PHCM)
Number of
Options:
62,500
Option
Entitlement:
1 Share(s) per Option
Multiple
Exercise:
Inapplicable
Strike Price:
USD130
Premium:
USD958,750
Premium Payment
Date:
Party A shall deliver the Premium to Party B on the earlier of (i) the Expiration Date; or (ii) the date on which Party B delivers the Independent Amount to Party A (estimated to be no later than February 24, 2000)
Exchange(s):
Nasdaq NMS
Related
Exchange(s):
Not Applicable
Clearance
System:
The relevant Clearance System for the Shares
Procedure for
Exercise:

Expiration
Time:
The Valuation Time
Expiration
Date:
March 23, 2000
Automatic
Exercise:
Applicable
Reference
Price:
The last traded price per Share quoted by the Exchange.
Settlement
Terms:

Physical
Settlement:
Applicable
Failure to
Deliver:
Applicable
Dividends:
If, at any time during the period from and including the Trade Date to but excluding the Expiration Date, an ex-dividend date occurs with respect to the Shares, then the cash dividend amount corresponding to that ex-dividend date shall accrue interest at the prevailing LIBOR rate with a designated maturity which most closely approximates the number of days from and including the ex-dividend date to and including the Expiration Date, and shall be added to the Settlement Price.
Adjustments:

Method of
Adjustment:
Calculation Agent Adjustment
Extraordinary
Events:

Consequences
of Merger
Events:

(a)  Share-
for-Share:
Alternative Obligation or Cancellation and
Payment, at Party A's discretion, and Party A shall notify Party B of its election no later than two (2) Business Days prior to the Merger
Date.
(b)  Share-
for-Other:
Cancellation and Payment
(c)  Share-
for-Combined:
Cancellation and Payment with respect to the Other Consideration, and with respect to the New
Shares, Alternative Obligation or Cancellation and Payment, at Party A's discretion, and Party A shall notify Party B of its election no later than two (2) Business Days prior to the Merger
Date.
Nationalization
or Insolvency:
Cancellation and Payment

Collateral:
Party A and Party B agree that this provision is a Pledge Agreement between them with respect to this Transaction until the execution of a pledge agreement with respect to all Transactions in the form of an ISDA Credit Support Annex to the Agreement.
Paragraphs one through twelve of the Credit
Support Annex are hereby incorporated by reference herein except to the extent such provision is affected by an election of paragraph
13 not set forth herein.
Independent
Amount:
On February 24, 2000, Party B shall deliver to
Party A, as the Independent Amount for this Transaction, registered, freely tradable Shares in an amount equal to the Number of Options multiplied by the Option Entitlement.
Notwithstanding any provision to the contrary contained in the Agreement, Party A shall have no obligation to return the shares posted as the Independent Amount to Party B until this
Transaction is fully and finally terminated.
Failure by Party B to deliver the Independent
Amount to Party A by February 24, 2000 shall constitute an Additional Termination Event under the Agreement, with Party B as the sole Affected
Party.
Rehypothecation:
Party B hereby agrees that Party A shall have the right, after February 24, 2000, to use the Collateral pledged and delivered by Party B hereunder in the manner set forth in Paragraph
6(c) of the 1994 ISDA Credit Support Annex to the
Agreement. Party B acknowledges that Party A and its affiliates may realize profits or other benefits in connection with transactions involving the Collateral authorized under this section and agrees that Party A shall not be accountable to Party B therefor.
Other
Provisions:

Party B
Representatio
ns:
Party B represents that (i) it is not entering into this Transaction on behalf of or for the accounts of any other person or entity, and will not transfer or assign its obligations under this Transaction or any portion of such obligations to any other person or entity except in compliance with applicable laws and the terms of this Transaction; (ii) it has provided to LBI, as agent for Party A, financial and other information concerning its investment objectives and risk tolerance, which information is contained in its LBI account documentation, and has not been rendered misleading or obsolete;
(iii) it understands that this Transaction is subject to complex risks which may arise without warning, may at times be volatile, and that losses may occur quickly and in unanticipated magnitude; (iv) it is authorized to enter into this Transaction and such action does not violate any laws of its jurisdiction of organization or residence (including, but not limited to, any applicable position or exercise limits set by any self-regulatory organization, either acting alone or in concert with others) or the terms of any agreement to which it is a party; (v) it has consulted with its legal advisor(s) and has reached its own conclusions about this Transaction, and any legal, regulatory, tax, accounting or economic consequences arising from this Transaction; and (vi) it has concluded that this Transaction is suitable in light of its own investment objectives, financial capabilities and expertise.

Party B further represents that (a) it is not an "affiliate" of the Issuer, as such term is defined in Regulation 230.144(a)(1) under the Securities Act of 1933, nor is it a counterparty entering into this Transaction on behalf of the Issuer or any affiliate thereof; and (b) it is not entering into this Transaction while in possession of material non-public information concerning the business, operations or prospects of the Issuer(s).

"Material" information for these purposes is any information to which an investor would reasonably attach importance in reaching a decision to buy, sell or hold any securities of the Issuer(s).

Neither Party A nor any of its affiliates has
advised Party B with respect to any legal,
regulatory, tax, accounting or economic
consequences arising from this  Transaction, and
neither Party A nor any of its affiliates is
acting as agent (other than LBI as dual agent if
specified above), or advisor for Party B in
connection with this Transaction.
Assignment
Provision:
Notwithstanding any terms or conditions set forth
herein to the contrary, at any time from and
including the Trade Date to but excluding the
Exercise Date, Party B may instruct Party A to
assign this Transaction to Lehman Brothers Inc.
or its permitted assigns ("LBI"), in accordance
with the attached form of instruction or other
similar form, and Party A hereby undertakes to
transfer to LBI, before exercise, its contractual
obligations hereunder, including any and all
obligations related to the settlement of this
Transaction.  Party A shall be released from any
and all obligations to Party B hereunder upon
LBI's acceptance of such obligations pursuant to
the assignment effected at Party B's instruction.
Offices:
Inapplicable
Governing
Law:
The laws of the State of New York (without
reference to choice of law doctrine)
Transfer:
Neither party may transfer this Transaction, in
whole or in part, without the prior written
consent of the non-transferring party, which
consent shall not be unreasonably withheld.  In
addition, either party may assign this
Transaction to an affiliated entity of such party
whose obligations in respect of such assignment
are guaranteed by the transferor party, or, if
the transferor's obligations under this
Transaction are guaranteed, by the guarantor of
such transferor party's obligations.
Notwithstanding the foregoing, any assignment
hereunder shall not be permitted if, as a result
thereof, a payment becomes subject to any
deduction or withholding for or on account of any
tax which would not have arisen had such
assignment not been effected.
Calculation Agent:   LBI, whose determinations and calculations shall be
binding in the absence of manifest error.
Party A agrees to provide the following Credit Support Document:
Guarantee of Lehman Brothers Holdings Inc. (unconditional guarantee to Party B of the due and punctual payment of all amounts payable by Party A under this Transaction as such payments become due and payable).
Party B agrees to execute the following Credit Support Document: Credit Support Annex

"THE SECURITIES REPRESENTED BY THE CONFIRMATION HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES
SECURITIES ACT OF 1933 OR ANY OTHER UNITED STATES FEDERAL OR STATE SECURITIES LAWS; SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE
TRANSFERRED IN THE ABSENCE OF APPROPRIATE REGISTRATION UNDER SUCH
SECURITIES LAWS OR EXCEPT IN A TRANSACTION EXEMPT FROM OR NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF SUCH SECURITIES LAWS."

Please confirm your agreement with the foregoing by executing this Confirmation and returning it to us at facsimile number 201-524-2080,
Attention: Documentation.

Yours sincerely,        Confirmed as of the date first
above written:
LEHMAN BROTHERS FINANCE S.A.    CIRRUS LOGIC INC.




 By:
________________________
 Name:
 Title:



Execution time will be furnished upon Counterparty's written request.


Assignment Instruction



Pursuant to the Transaction bearing LBF Reference Number N00020303 (the "Transaction"), Cirrus Logic Inc. (the "Counterparty") hereby instructs Lehman Brothers Finance S.A. ("LBF") to assign to Lehman Brothers Inc. or its permitted assigns ("LBI"), all of LBF's rights and obligations to the Counterparty related to the Transaction.

Upon LBI's acceptance of this assignment effected at Counterparty's instruction, LBF will be released from any and all obligations to the Counterparty under the Transaction.


CIRRUS LOGIC INC.

By:________________________

Title:_______________________


Assignment accepted as of the
___ day of _______, _____

LEHMAN BROTHERS INC.

By:________________________

Title:_______________________







Assignment Instruction



Pursuant to the Transaction bearing LBF Reference Number N00020269 (the "Transaction"), Cirrus Logic Inc. (the "Counterparty") hereby instructs Lehman Brothers Finance S.A. ("LBF") to assign to Lehman Brothers Inc. or its permitted assigns ("LBI"), all of LBF's rights and obligations to the Counterparty related to the Transaction.

Upon LBI's acceptance of this assignment effected at Counterparty's instruction, LBF will be released from any and all obligations to the Counterparty under the Transaction.


CIRRUS LOGIC INC.

By:________________________

Title:_______________________


Assignment accepted as of the
___ day of _______, _____

LEHMAN BROTHERS INC.

By:________________________

Title:_______________________




Revised 06-Mar-00


As of February 18, 2000



As of February 18, 2000
Transaction
Cirrus Logic Inc.
Attention:  Robert Fay
Telephone:  512-912-3864
Facsimile:  512-445-6332
Master Number:  021400CILO
LBF Reference Number:  N00020332
Global Deal Id:  48131
Effort Id:  111689
Dear Sir or Madam:

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Option Transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions (the "Swap Definitions") and the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions", and together with the Swap Definitions, the "Definitions"), in each case as published by the International Swaps and Derivatives Association, Inc. ("ISDA")) are incorporated into this Confirmation. In the event of any inconsistency between the Swap Definitions and the Equity Definitions, the Equity Definitions will govern. In the event if any inconsistency between either set of Definitions and this Confirmation, this Confirmation will govern.
This Confirmation evidences a complete binding agreement between Lehman Brothers Finance S.A. ("Party A") and Cirrus Logic Inc. ("Party B") as to the terms of the Transaction to which this Confirmation relates. In addition, you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement (the "Master Agreement") in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form"), with such modifications as you and we will in good faith agree. Upon the execution by you and us of such an agreement, this Confirmation will supplement, form a part of, and be subject to that agreement that will govern all Transactions entered into between Party A and Party B. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below. Until we execute and deliver that agreement, this Confirmation, together with all other documents (each a "Confirmation") confirming transactions entered into between us and referring to the ISDA Form, shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule) on the Trade Date of the first such transaction between us. In the event of any inconsistency between the provisions of that agreement, or the Master Agreement when executed, and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.
The terms of the Transaction to which this Confirmation relates are as follows:
General Terms:

Agent:
Lehman Brothers Inc. ("LBI") is acting as agent
on behalf of Party A for this Transaction.  LBI
has no obligations, by guarantee, endorsement or
otherwise, with respect to the performance of
this Transaction by Party A.
Trade Date:
February 18, 2000
Option Style:
European
Option Type:
Call
Seller:
Party B
Buyer:
Party A
Shares:
Phone.com, Inc. (the "Issuer") (ticker symbol:
PHCM)
Number of
Options:
62,500
Option
Entitlement:
1 Share(s) per Option
Multiple
Exercise:
Inapplicable
Strike Price:
USD135
Premium:
USD805,000
Premium Payment
Date:
Party A shall deliver the Premium to Party B on the earlier of (i) the Expiration Date; or (ii) the date on which Party B delivers the Independent Amount to Party A (estimated to be no later than February 24, 2000)
Exchange(s):
Nasdaq NMS
Related
Exchange(s):
Not Applicable
Clearance
System:
The relevant Clearance System for the Shares
Procedure for
Exercise:

Expiration
Time:
The Valuation Time
Expiration
Date:
March 23, 2000
Automatic
Exercise:
Applicable
Reference
Price:
The last traded price per Share quoted by the Exchange.
Settlement
Terms:

Physical
Settlement:
Applicable
Failure to
Deliver:
Applicable
Dividends:
If, at any time during the period from and including the Trade Date to but excluding the Expiration Date, an ex-dividend date occurs with respect to the Shares, then the cash dividend amount corresponding to that ex-dividend date shall accrue interest at the prevailing LIBOR rate with a designated maturity which most closely approximates the number of days from and including the ex-dividend date to and including the Expiration Date, and shall be added to the Settlement Price.
Adjustments:

Method of
Adjustment:
Calculation Agent Adjustment
Extraordinary
Events:

Consequences
of Merger
Events:

(a)  Share-
for-Share:
Alternative Obligation or Cancellation and
Payment, at Party A's discretion, and Party A shall notify Party B of its election no later than two (2) Business Days prior to the Merger
Date.
(b)  Share-
for-Other:
Cancellation and Payment
(c)  Share-
for-Combined:
Cancellation and Payment with respect to the Other Consideration, and with respect to the New
Shares, Alternative Obligation or Cancellation and Payment, at Party A's discretion, and Party A shall notify Party B of its election no later than two (2) Business Days prior to the Merger
Date.
Nationalization
or Insolvency:
Cancellation and Payment

Collateral:
Party A and Party B agree that this provision is a Pledge Agreement between them with respect to this Transaction until the execution of a pledge agreement with respect to all Transactions in the form of an ISDA Credit Support Annex to the Agreement.
Paragraphs one through twelve of the Credit
Support Annex are hereby incorporated by reference herein except to the extent such provision is affected by an election of paragraph
13 not set forth herein.
Independent
Amount:
On February 24, 2000, Party B shall deliver to
Party A, as the Independent Amount for this Transaction, registered, freely tradable Shares in an amount equal to the Number of Options multiplied by the Option Entitlement.
Notwithstanding any provision to the contrary contained in the Agreement, Party A shall have no obligation to return the shares posted as the Independent Amount to Party B until this
Transaction is fully and finally terminated.
Failure by Party B to deliver the Independent
Amount to Party A by February 24, 2000 shall constitute an Additional Termination Event under the Agreement, with Party B as the sole Affected
Party.
Rehypothecation:
Party B hereby agrees that Party A shall have the right, after February 24, 2000, to use the Collateral pledged and delivered by Party B hereunder in the manner set forth in Paragraph
6(c) of the 1994 ISDA Credit Support Annex to the
Agreement. Party B acknowledges that Party A and its affiliates may realize profits or other benefits in connection with transactions involving the Collateral authorized under this section and agrees that Party A shall not be accountable to Party B therefor.
Other
Provisions:

Party B
Representatio
ns:
Party B represents that (i) it is not entering into this Transaction on behalf of or for the accounts of any other person or entity, and will not transfer or assign its obligations under this Transaction or any portion of such obligations to any other person or entity except in compliance with applicable laws and the terms of this Transaction; (ii) it has provided to LBI, as agent for Party A, financial and other information concerning its investment objectives and risk tolerance, which information is contained in its LBI account documentation, and has not been rendered misleading or obsolete;
(iii) it understands that this Transaction is subject to complex risks which may arise without warning, may at times be volatile, and that losses may occur quickly and in unanticipated magnitude; (iv) it is authorized to enter into this Transaction and such action does not violate any laws of its jurisdiction of organization or residence (including, but not limited to, any applicable position or exercise limits set by any self-regulatory organization, either acting alone or in concert with others) or the terms of any agreement to which it is a party; (v) it has consulted with its legal advisor(s) and has reached its own conclusions about this Transaction, and any legal, regulatory, tax, accounting or economic consequences arising from this Transaction; and (vi) it has concluded that this Transaction is suitable in light of its own investment objectives, financial capabilities and expertise.

Party B further represents that (a) it is not an "affiliate" of the Issuer, as such term is defined in Regulation 230.144(a)(1) under the Securities Act of 1933, nor is it a counterparty entering into this Transaction on behalf of the Issuer or any affiliate thereof; and (b) it is not entering into this Transaction while in possession of material non-public information concerning the business, operations or prospects of the Issuer(s).

"Material" information for these purposes is any information to which an investor would reasonably attach importance in reaching a decision to buy, sell or hold any securities of the Issuer(s).

Neither Party A nor any of its affiliates has
advised Party B with respect to any legal,
regulatory, tax, accounting or economic
consequences arising from this  Transaction, and
neither Party A nor any of its affiliates is
acting as agent (other than LBI as dual agent if
specified above), or advisor for Party B in
connection with this Transaction.
Assignment
Provision:
Notwithstanding any terms or conditions set forth
herein to the contrary, at any time from and
including the Trade Date to but excluding the
Exercise Date, Party B may instruct Party A to
assign this Transaction to Lehman Brothers Inc.
or its permitted assigns ("LBI"), in accordance
with the attached form of instruction or other
similar form, and Party A hereby undertakes to
transfer to LBI, before exercise, its contractual
obligations hereunder, including any and all
obligations related to the settlement of this
Transaction.  Party A shall be released from any
and all obligations to Party B hereunder upon
LBI's acceptance of such obligations pursuant to
the assignment effected at Party B's instruction.
Offices:
Inapplicable
Governing
Law:
The laws of the State of New York (without
reference to choice of law doctrine)
Transfer:
Neither party may transfer this Transaction, in
whole or in part, without the prior written
consent of the non-transferring party, which
consent shall not be unreasonably withheld.  In
addition, either party may assign this
Transaction to an affiliated entity of such party
whose obligations in respect of such assignment
are guaranteed by the transferor party, or, if
the transferor's obligations under this
Transaction are guaranteed, by the guarantor of
such transferor party's obligations.
Notwithstanding the foregoing, any assignment
hereunder shall not be permitted if, as a result
thereof, a payment becomes subject to any
deduction or withholding for or on account of any
tax which would not have arisen had such
assignment not been effected.
Calculation Agent:   LBI, whose determinations and calculations shall be
binding in the absence of manifest error.
Party A agrees to provide the following Credit Support Document:
Guarantee of Lehman Brothers Holdings Inc. (unconditional guarantee to Party B of the due and punctual payment of all amounts payable by Party A under this Transaction as such payments become due and payable).
Party B agrees to execute the following Credit Support Document: Credit Support Annex

"THE SECURITIES REPRESENTED BY THE CONFIRMATION HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES
SECURITIES ACT OF 1933 OR ANY OTHER UNITED STATES FEDERAL OR STATE SECURITIES LAWS; SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE
TRANSFERRED IN THE ABSENCE OF APPROPRIATE REGISTRATION UNDER SUCH
SECURITIES LAWS OR EXCEPT IN A TRANSACTION EXEMPT FROM OR NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF SUCH SECURITIES LAWS."

Please confirm your agreement with the foregoing by executing this Confirmation and returning it to us at facsimile number 201-524-2080,
Attention: Documentation.

Yours sincerely,        Confirmed as of the date first
above written:
LEHMAN BROTHERS FINANCE S.A.    CIRRUS LOGIC INC.




 By:
________________________
 Name:
 Title:



Execution time will be furnished upon Counterparty's written request.


Assignment Instruction



Pursuant to the Transaction bearing LBF Reference Number N00020332 (the "Transaction"), Cirrus Logic Inc. (the "Counterparty") hereby instructs Lehman Brothers Finance S.A. ("LBF") to assign to Lehman Brothers Inc. or its permitted assigns ("LBI"), all of LBF's rights and obligations to the Counterparty related to the Transaction.

Upon LBI's acceptance of this assignment effected at Counterparty's instruction, LBF will be released from any and all obligations to the Counterparty under the Transaction.


CIRRUS LOGIC INC.

By:________________________

Title:_______________________


Assignment accepted as of the
___ day of _______, _____

LEHMAN BROTHERS INC.

By:________________________

Title:_______________________

Transaction
Cirrus Logic Inc.
Attention:  Robert Fay
Telephone:  512-912-3864
Facsimile:  512-445-6332
Master Number:          021400CILO
LBF Reference Number:   N00020333
Global Deal Id:         48129
Effort Id:      111688
Dear Sir or Madam:

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Option Transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions (the "Swap Definitions") and the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions", and together with the Swap Definitions, the "Definitions"), in each case as published by the International Swaps and Derivatives Association, Inc. ("ISDA")) are incorporated into this Confirmation. In the event of any inconsistency between the Swap Definitions and the Equity Definitions, the Equity Definitions will govern. In the event if any inconsistency between either set of Definitions and this Confirmation, this Confirmation will govern.
This Confirmation evidences a complete binding agreement between Lehman Brothers Finance S.A. ("Party A") and Cirrus Logic Inc. ("Party B") as to the terms of the Transaction to which this Confirmation relates. In addition, you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement (the "Master Agreement") in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form"), with such modifications as you and we will in good faith agree. Upon the execution by you and us of such an agreement, this Confirmation will supplement, form a part of, and be subject to that agreement that will govern all Transactions entered into between Party A and Party B. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below. Until we execute and deliver that agreement, this Confirmation, together with all other documents (each a "Confirmation") confirming transactions entered into between us and referring to the ISDA Form, shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule) on the Trade Date of the first such transaction between us. In the event of any inconsistency between the provisions of that agreement, or the Master Agreement when executed, and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.
The terms of the Transaction to which this Confirmation relates are as follows:
General Terms:

Agent:
Lehman Brothers Inc. ("LBI") is acting as agent
on behalf of Party A for this Transaction.  LBI
has no obligations, by guarantee, endorsement or
otherwise, with respect to the performance of
this Transaction by Party A.
Trade Date:
February 18, 2000
Option Style:
European
Option Type:
Call
Seller:
Party B
Buyer:
Party A
Shares:
Phone.com, Inc. (the "Issuer") (ticker symbol:
PHCM)
Number of
Options:
62,500
Option
Entitlement:
1 Share(s) per Option
Multiple
Exercise:
Inapplicable
Strike Price:
USD140
Premium:
USD668,750
Premium Payment
Date:
Party A shall deliver the Premium to Party B on the earlier of (i) the Expiration Date; or (ii) the date on which Party B delivers the Independent Amount to Party A (estimated to be no later than February 24, 2000)
Exchange(s):
Nasdaq NMS
Related
Exchange(s):
Not Applicable
Clearance
System:
The relevant Clearance System for the Shares
Procedure for
Exercise:

Expiration
Time:
The Valuation Time
Expiration
Date:
March 23, 2000
Automatic
Exercise:
Applicable
Reference
Price:
The last traded price per Share quoted by the Exchange.
Settlement
Terms:

Physical
Settlement:
Applicable
Failure to
Deliver:
Applicable
Dividends:
If, at any time during the period from and including the Trade Date to but excluding the Expiration Date, an ex-dividend date occurs with respect to the Shares, then the cash dividend amount corresponding to that ex-dividend date shall accrue interest at the prevailing LIBOR rate with a designated maturity which most closely approximates the number of days from and including the ex-dividend date to and including the Expiration Date, and shall be added to the Settlement Price.
Adjustments:

Method of
Adjustment:
Calculation Agent Adjustment
Extraordinary
Events:

Consequences
of Merger
Events:

(a)  Share-
for-Share:
Alternative Obligation or Cancellation and
Payment, at Party A's discretion, and Party A shall notify Party B of its election no later than two (2) Business Days prior to the Merger
Date.
(b)  Share-
for-Other:
Cancellation and Payment
(c)  Share-
for-Combined:
Cancellation and Payment with respect to the Other Consideration, and with respect to the New
Shares, Alternative Obligation or Cancellation and Payment, at Party A's discretion, and Party A shall notify Party B of its election no later than two (2) Business Days prior to the Merger
Date.
Nationalization
or Insolvency:
Cancellation and Payment

Collateral:
Party A and Party B agree that this provision is a Pledge Agreement between them with respect to this Transaction until the execution of a pledge agreement with respect to all Transactions in the form of an ISDA Credit Support Annex to the Agreement.
Paragraphs one through twelve of the Credit
Support Annex are hereby incorporated by reference herein except to the extent such provision is affected by an election of paragraph
13 not set forth herein.
Independent
Amount:
On February 24, 2000, Party B shall deliver to
Party A, as the Independent Amount for this Transaction, registered, freely tradable Shares in an amount equal to the Number of Options multiplied by the Option Entitlement.
Notwithstanding any provision to the contrary contained in the Agreement, Party A shall have no obligation to return the shares posted as the Independent Amount to Party B until this
Transaction is fully and finally terminated.
Failure by Party B to deliver the Independent
Amount to Party A by February 24, 2000 shall constitute an Additional Termination Event under the Agreement, with Party B as the sole Affected
Party.
Rehypothecation:
Party B hereby agrees that Party A shall have the right, after February 24, 2000, to use the Collateral pledged and delivered by Party B hereunder in the manner set forth in Paragraph
6(c) of the 1994 ISDA Credit Support Annex to the
Agreement. Party B acknowledges that Party A and its affiliates may realize profits or other benefits in connection with transactions involving the Collateral authorized under this section and agrees that Party A shall not be accountable to Party B therefor.
Other
Provisions:

Party B
Representatio
ns:
Party B represents that (i) it is not entering into this Transaction on behalf of or for the accounts of any other person or entity, and will not transfer or assign its obligations under this Transaction or any portion of such obligations to any other person or entity except in compliance with applicable laws and the terms of this Transaction; (ii) it has provided to LBI, as agent for Party A, financial and other information concerning its investment objectives and risk tolerance, which information is contained in its LBI account documentation, and has not been rendered misleading or obsolete;
(iii) it understands that this Transaction is subject to complex risks which may arise without warning, may at times be volatile, and that losses may occur quickly and in unanticipated magnitude; (iv) it is authorized to enter into this Transaction and such action does not violate any laws of its jurisdiction of organization or residence (including, but not limited to, any applicable position or exercise limits set by any self-regulatory organization, either acting alone or in concert with others) or the terms of any agreement to which it is a party; (v) it has consulted with its legal advisor(s) and has reached its own conclusions about this Transaction, and any legal, regulatory, tax, accounting or economic consequences arising from this Transaction; and (vi) it has concluded that this Transaction is suitable in light of its own investment objectives, financial capabilities and expertise.

Party B further represents that (a) it is not an "affiliate" of the Issuer, as such term is defined in Regulation 230.144(a)(1) under the Securities Act of 1933, nor is it a counterparty entering into this Transaction on behalf of the Issuer or any affiliate thereof; and (b) it is not entering into this Transaction while in possession of material non-public information concerning the business, operations or prospects of the Issuer(s).

"Material" information for these purposes is any information to which an investor would reasonably attach importance in reaching a decision to buy, sell or hold any securities of the Issuer(s).

Neither Party A nor any of its affiliates has
advised Party B with respect to any legal,
regulatory, tax, accounting or economic
consequences arising from this  Transaction, and
neither Party A nor any of its affiliates is
acting as agent (other than LBI as dual agent if
specified above), or advisor for Party B in
connection with this Transaction.
Assignment
Provision:
Notwithstanding any terms or conditions set forth
herein to the contrary, at any time from and
including the Trade Date to but excluding the
Exercise Date, Party B may instruct Party A to
assign this Transaction to Lehman Brothers Inc.
or its permitted assigns ("LBI"), in accordance
with the attached form of instruction or other
similar form, and Party A hereby undertakes to
transfer to LBI, before exercise, its contractual
obligations hereunder, including any and all
obligations related to the settlement of this
Transaction.  Party A shall be released from any
and all obligations to Party B hereunder upon
LBI's acceptance of such obligations pursuant to
the assignment effected at Party B's instruction.
Offices:
Inapplicable
Governing
Law:
The laws of the State of New York (without
reference to choice of law doctrine)
Transfer:
Neither party may transfer this Transaction, in
whole or in part, without the prior written
consent of the non-transferring party, which
consent shall not be unreasonably withheld.  In
addition, either party may assign this
Transaction to an affiliated entity of such party
whose obligations in respect of such assignment
are guaranteed by the transferor party, or, if
the transferor's obligations under this
Transaction are guaranteed, by the guarantor of
such transferor party's obligations.
Notwithstanding the foregoing, any assignment
hereunder shall not be permitted if, as a result
thereof, a payment becomes subject to any
deduction or withholding for or on account of any
tax which would not have arisen had such
assignment not been effected.
Calculation Agent:   LBI, whose determinations and calculations shall be
binding in the absence of manifest error.
Party A agrees to provide the following Credit Support Document:
Guarantee of Lehman Brothers Holdings Inc. (unconditional guarantee to Party B of the due and punctual payment of all amounts payable by Party A under this Transaction as such payments become due and payable).
Party B agrees to execute the following Credit Support Document: Credit Support Annex

"THE SECURITIES REPRESENTED BY THE CONFIRMATION HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES
SECURITIES ACT OF 1933 OR ANY OTHER UNITED STATES FEDERAL OR STATE SECURITIES LAWS; SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE
TRANSFERRED IN THE ABSENCE OF APPROPRIATE REGISTRATION UNDER SUCH
SECURITIES LAWS OR EXCEPT IN A TRANSACTION EXEMPT FROM OR NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF SUCH SECURITIES LAWS."

Please confirm your agreement with the foregoing by executing this Confirmation and returning it to us at facsimile number 201-524-2080,
Attention: Documentation.

Yours sincerely,        Confirmed as of the date first
above written:
LEHMAN BROTHERS FINANCE S.A.    CIRRUS LOGIC INC.




 By:
________________________
 Name:
 Title:



Execution time will be furnished upon Counterparty's written request.


Assignment Instruction



Pursuant to the Transaction bearing LBF Reference Number N00020333 (the "Transaction"), Cirrus Logic Inc. (the "Counterparty") hereby instructs Lehman Brothers Finance S.A. ("LBF") to assign to Lehman Brothers Inc. or its permitted assigns ("LBI"), all of LBF's rights and obligations to the Counterparty related to the Transaction.

Upon LBI's acceptance of this assignment effected at Counterparty's instruction, LBF will be released from any and all obligations to the Counterparty under the Transaction.


CIRRUS LOGIC INC.

By:________________________

Title:_______________________


Assignment accepted as of the
___ day of _______, _____

LEHMAN BROTHERS INC.

By:________________________

Title:_______________________